                                                                    Exhibit 99.2


                                                      BOSTON PROPERTIES, INC.
                                                      111 HUNTINGTON AVENUE
                                                      BOSTON, MA 02199
                                                      (NYSE: BXP)


AT THE COMPANY                     AT THE FINANCIAL RELATIONS BOARD
--------------                     --------------------------------
Douglas T. Linde                   Marilynn Meek - General Info. (212) 445-8431
Chief Financial Officer            Claire Koeneman - Analyst (312) 266-7800
(617) 236-3300                     Judith Sylk-Siegel - Media (212) 445-8431


                         BOSTON PROPERTIES, INC. TO FILE
                           FORM 10-Q ON NOVEMBER 14TH

BOSTON, MA, NOVEMBER 13, 2001 - BOSTON PROPERTIES, INC. (NYSE: BXP) plans to file its Form 10-Q tomorrow, November 14, 2001, with results for the third quarter ended September 30, 2001.

The net income to be reported in the Form 10-Q will include additional non-cash revenue of $12.4 million as compared to information disclosed in the press release and Form 8-K filed on October 23rd. This potential adjustment was previously discussed by management during their third quarter earnings conference call which was held on October 24th and does not change the Funds from Operations (FFO) as reported of $0.91 per share diluted.

At the time of the October 24th conference call, the Company and its auditors were still reviewing the accounting treatment associated with revenue generated from the surrender of certain space at its 875 Third Avenue property in New York City. The Company and its auditors have since determined that all of the payments to be made in association with that surrender will be recognized in income in the third quarter of 2001. This results in a $10.1 million (net of minority interest share of $2.3 million) non-cash increase to net income available to common shareholders for the quarter. Net income available to common shareholders for the third quarter is $51.5 million ($0.56 per share diluted), rather than $41.4 million ($0.45 per share diluted) as reported on October 23rd.

Consistent with its historical practice, Boston Properties will recognize this early surrender income in its Funds from Operations as cash is actually received over the remaining term of the lease. Boston Properties expects to receive approximately $1.3 million per month from October 1, 2001 to July 15, 2002. These amounts will be included in FFO and identified separately in each quarter as received. The Company's previously disclosed 2001 and 2002 FFO guidance remains unchanged. Net income guidance for 2001 and 2002 after adjusting for this non-cash item is also unchanged.

Boston Properties is a fully integrated, self-administered and self-managed real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of Class A office, industrial and hotel properties. The Company is one


                                     -MORE-
of the largest owners and developers of Class A office properties in the United States, concentrated in four core markets - Boston, Midtown Manhattan, Washington, DC and San Francisco.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. YOU SHOULD EXERCISE CAUTION IN INTERPRETING AND RELYING ON FORWARD-LOOKING STATEMENTS BECAUSE THEY INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH ARE, IN SOME CASES, BEYOND BOSTON PROPERTIES' CONTROL AND COULD MATERIALLY AFFECT ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS. THESE FACTORS INCLUDE, WITHOUT LIMITATION, THE ABILITY TO ENTER INTO NEW LEASES OR RENEW LEASES ON FAVORABLE TERMS, DEPENDENCE ON TENANTS' FINANCIAL CONDITION, THE UNCERTAINTIES OF REAL ESTATE DEVELOPMENT AND ACQUISITION ACTIVITY, THE ABILITY TO EFFECTIVELY INTEGRATE ACQUISITIONS, THE COSTS AND AVAILABILITY OF FINANCING, THE EFFECTS OF LOCAL ECONOMIC AND MARKET CONDITIONS, REGULATORY CHANGES AND OTHER RISKS AND UNCERTAINTIES DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                            Financial tables follow.

                             BOSTON PROPERTIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                        Three months ended      Nine Months Ended
                                                                           September 30,          September 30,
                                                                       -----------------------------------------------
                                                                         2001         2000       2001       2000
                                                                       -----------------------------------------------
                                                                 (UNAUDITED AND IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
Revenue
    Rental:
        Base rent                                                      $232,300   $ 183,749   $626,062   $ 532,039
        Recoveries from tenants                                          27,473      22,886     80,917      68,956
        Parking and other                                                12,965      12,798     40,244      38,095
                                                                       ---------  ----------  ---------  ----------
            Total rental revenue                                        272,738     219,433    747,223     639,090
    Development and management services                                   2,805       2,693      9,312       8,432
    Interest and other                                                    1,616       1,187     10,349       3,304
                                                                       ---------  ----------  ---------  ----------
            Total revenue                                               277,159     223,313    766,884     650,826
                                                                       ---------  ----------  ---------  ----------

Expenses
    Operating                                                            81,475      68,154    228,683     197,366
    General and administrative                                            9,819       9,871     29,649      25,868
    Interest                                                             59,936      54,752    163,659     166,210
    Depreciation and amortization                                        38,518      32,436    109,933      97,062
    Loss on investments in securities                                         -           -      6,500           -
                                                                       ---------  ----------  ---------  ----------
            Total expenses                                              189,748     165,213    538,424     486,506
                                                                       ---------  ----------  ---------  ----------
Income before net derivative losses, minority
     interests and income from
     unconsolidated joint ventures                                       87,411      58,100    228,460     164,320
Net derivative losses                                                   (16,620)          -    (24,408)          -
Minority interests in property partnerships                                 374        (245)       629        (681)
Income from unconsolidated joint ventures                                   997         549      2,841       1,356
                                                                       ---------  ----------  ---------  ----------
Income before minority interest in Operating Partnership                 72,162      58,404    207,522     164,995
Minority interest in Operating Partnership                              (18,994)    (19,627)   (56,156)    (56,505)
                                                                       ---------  ----------  ---------  ----------
Income before gain (loss) on sale of real estate                         53,168      38,777    151,366     108,490
Gain (loss) on sale of real estate, net of minority interest                  -        (604)     6,505        (307)
                                                                       ---------  ----------  ---------  ----------
Income before cumulative effect of a change in accounting principle      53,168      38,173    157,871     108,183
Cumulative effect of a change in accounting principle,
        net of minority interest                                              -           -     (6,767)          -
                                                                       ---------  ----------  ---------  ----------
Net income before preferred dividend                                     53,168      38,173    151,104     108,183
Preferred dividend                                                       (1,653)     (1,643)    (4,944)     (4,929)
                                                                       ---------  ----------  ---------  ----------
Net income available to common shareholders                            $ 51,515    $ 36,530   $146,160   $ 103,254
                                                                       =========  ==========  =========  ==========

Basic earnings per share:
    Income before gain (loss) on sale of real estate
         and cumulative effect of a
         change in accounting principle                                  $ 0.57      $ 0.54     $ 1.63      $ 1.51
    Gain (loss) on sale of real estate, net of minority interest              -       (0.01)      0.07           -
    Cumulative effect of a change in accounting
         principle, net of minority interest                                  -           -      (0.07)          -
                                                                       ---------  ----------  ---------  ----------
    Net income available to common shareholders                          $ 0.57      $ 0.53     $ 1.63      $ 1.51
                                                                       =========  ==========  =========  ==========
    Weighted average number of common shares outstanding                 90,519      68,752     89,753      68,568
                                                                       =========  ==========  =========  ==========

Diluted earnings per share:
    Income before gain (loss) on sale of real estate
         and cumulative effect of a
         change in accounting principle                                  $ 0.56      $ 0.53     $ 1.59      $ 1.49
    Gain (loss) on sale of real estate,
         net of minority interest                                             -       (0.01)      0.07       (0.01)
    Cumulative effect of a change in accounting
         principle, net of minority interest                                  -           -      (0.07)          -
                                                                       ---------  ----------  ---------  ----------
    Net income available to common shareholders                          $ 0.56      $ 0.52     $ 1.59      $ 1.48
                                                                       =========  ==========  =========  ==========
    Weighted average number of common and common
        equivalent shares outstanding                                    92,828      70,661     92,004      69,600
                                                                       =========  ==========  =========  ==========

                              BOSTON PROPERTIES, INC.
                            CONSOLIDATED BALANCE SHEETS



                                                                                     SEPTEMBER 30,                DECEMBER 31,
                                                                                        2001                         2000
                                                                                ----------------------    --------------------------
                                                                                     (UNAUDITED)
                                                                                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)
                                     ASSETS

Real estate:                                                                              $ 7,297,980            $ 6,112,779
      Less: accumulated depreciation                                                         (683,029)              (586,719)
                                                                                ----------------------    -------------------
             Total real estate                                                              6,614,951              5,526,060

Cash and cash equivalents                                                                     161,011                280,957
Escrows                                                                                        20,901                 85,561
Investments in securities                                                                       4,297                  7,012
Tenant and other receivables                                                                   41,087                 26,852
Accrued rental income                                                                         110,441                 91,684
Deferred charges, net                                                                         104,370                 77,319
Prepaid expenses and other assets                                                              46,303                 41,154
Investments in unconsolidated joint ventures                                                   90,160                 89,871
                                                                                ----------------------    -------------------
           Total assets                                                                   $ 7,193,521            $ 6,226,470
                                                                                ======================    ===================

                       LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
      Mortgage notes and bonds payable                                                    $ 4,245,433            $ 3,414,891
      Accounts payable and accrued expenses                                                    71,716                 57,338
      Dividends and distributions payable                                                      79,005                 71,274
      Interest rate contracts                                                                  32,136                      -
      Accrued interest payable                                                                 15,679                  5,599
      Other liabilities                                                                        52,969                 51,926
                                                                                ----------------------    -------------------
           Total liabilities                                                                4,496,938              3,601,028
                                                                                ----------------------    -------------------

Commitments and contingencies                                                                       -                      -
                                                                                ----------------------    -------------------
Minority interests                                                                            847,232                877,715
                                                                                ----------------------    -------------------
Series A Convertible Redeemable Preferred Stock, liquidation preference $50.00 per share, 2,000,000 shares issued
      and outstanding                                                                         100,000                100,000
                                                                                ----------------------    -------------------
Stockholders' equity:
      Excess stock, $.01 par value, 150,000,000 shares
           authorized, none issued or outstanding                                                   -                      -
      Common stock, $.01 par value, 250,000,000 shares
           authorized, 90,720,477 and 86,630,089 issued and
           outstanding in 2001 and 2000, respectively                                             907                    866
      Additional paid-in capital                                                            1,784,850              1,673,349
      Dividends in excess of earnings                                                         (20,296)               (13,895)
      Unearned compensation                                                                    (2,242)                  (848)
      Accumulated other comprehensive loss                                                    (13,868)               (11,745)
                                                                                ----------------------    -------------------
           Total stockholders' equity                                                       1,749,351              1,647,727
                                                                                ----------------------    -------------------
                   Total liabilities and stockholders' equity                             $ 7,193,521            $ 6,226,470
                                                                                ======================    ===================

                             BOSTON PROPERTIES, INC.
                              FUNDS FROM OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                                                                    THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                                       SEPTEMBER 30,             SEPTEMBER 30,
                                                                                ----------------------------------------------------
                                                                                     2001           2000        2001         2000
                                                                                --------------   ---------   ----------   ----------
Income before net derivative losses (SFAS No. 133),
      minority interests and income from unconsolidated joint ventures               $ 87,411    $ 58,100    $ 228,460    $ 164,320

Add:
      Real estate depreciation and amortization                                        39,360      33,007      112,516       97,556
      Income from unconsolidated joint ventures                                           997         549        2,841        1,356
Less:
      Net derivative losses (SFAS No. 133)                                            (16,620)          -      (24,408)           -
      Minority property partnerships' share of funds from operations                     (832)       (284)      (1,546)        (774)
      Preferred dividends and distributions                                            (8,383)     (8,248)     (24,864)     (24,748)
                                                                                --------------   ---------   ----------   ----------

Funds from operations                                                                $101,933    $ 83,124    $ 292,999    $ 237,710
Add:
      Net derivative losses (SFAS No. 133)                                             16,620           -       24,408            -
Less:
      Non-cash early surrender lease income                                           (12,445)          -      (12,445)           -
                                                                                --------------   ---------   ----------   ----------
Funds from operations before net derivative losses (SFAS No. 133)
      and non-cash early surrender lease income                                      $106,108    $ 83,124    $ 304,962    $ 237,710
                                                                                ==============   =========   ==========   ==========

Funds from operations available to common shareholders before net
      derivative losses (SFAS No. 133) and non-cash early surrender lease income     $ 86,627    $ 61,543    $ 247,210    $ 175,526
                                                                                ==============   =========   ==========   ==========

Weighted average shares outstanding - basic                                            90,519      68,752       89,753       68,568
                                                                                ==============   =========   ==========   ==========
      FFO per share basic before net derivative losses (SFAS No. 133)
         and non-cash early surrender lease income                                   $   0.96    $   0.90    $    2.76    $    2.56
                                                                                ==============   =========   ==========   ==========
      FFO per share basic after net derivative losses (SFAS No. 133)
         and non-cash early surrender lease income                                   $   0.92    $   0.90    $    2.65    $    2.56

Weighted average shares outstanding - diluted                                         105,812      83,657      104,991       82,600
                                                                                ==============   =========   ==========   ==========
      FFO per share diluted before net derivative losses (SFAS No. 133)
         and non-cash early surrender lease income                                   $   0.91    $   0.85    $    2.62    $    2.46
                                                                                ==============   =========   ==========   ==========
      FFO per share diluted after net derivative losses (SFAS No. 133)
         and non-cash early surrender lease income                                   $   0.87    $   0.85    $    2.53       $ 2.46
                                                                                ==============   =========   ==========   ==========